STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT, effective as of the 6 day of April, 2021 (the “Effective Date”) by and between Custodian Ventures LLC, a Wyoming limited liability company ("Seller") and Calgary Thunder Bay Limited (“Buyer”).

WHEREAS, Seller owns 71,260,000 recently issued restricted common shares (the “Shares”) of Ketdarina Corp., a Nevada corporation (the "Company); and

WHEREAS, subject to the terms and conditions herein, Seller hereby agrees to sell, and Buyer agrees to acquire, the Shares; and

WHEREAS, this Agreement provides for the acquisition of the Shares by the Buyer, from the Seller, for a total purchase price of Two Hundred Fifty Thousand U.S. Dollars ($250,000) (the “Purchase Price”), subject to and on the terms and conditions set forth below.

NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived therefrom, it is hereby agreed as follows:

ARTICLE I

SALE AND PURCHASE OF THE SHARES

Section 1.1 Closing. The purchase of the Shares shall be consummated at a closing ("Closing") to take place before the close of business, New York time, after the Pre-Closing conditions set forth in Section 2.10 have been met, and within three business days after the day following the day of satisfaction of the Closing Conditions set forth in Section 4.1, unless extended by agreement of the parties hereto (the "Closing Date"). Seller shall provide its wire instructions to the Escrow Agent, before the Closing.

Section 1.2 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing, Seller agrees to sell and deliver the Shares to Buyer, and Buyer agrees to purchase the Shares from Seller.

Section 1.3 Purchase Price. The Purchase Price for the Shares has been deposited by Buyer with the Escrow Agent, and is being held against delivery of the Shares in transferable form from Seller to Buyer. The Shares and the Purchase Price shall be released from escrow in accordance with the Escrow Agreement, unless those terms of release from escrow are different from the terms herein, in which case the terms of this Agreement shall control.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLER

As an inducement to and to obtain the reliance of Buyer, Seller represents and warrants to Buyer that each of the following are true, correct, and complete as of the Effective Date and will be correct and complete as of the Closing. All references in this Agreement to “knowledge of the Seller” shall mean the actual knowledge of the Seller and its sole manager, David Lazar. The Seller has no officers or any member or manager other than David Lazar.

Section 2.1 No Conflict, Authority. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the material breach of any term or provision of, or constitute an event of default under, any material debt instrument, which may include an indenture, mortgage, deed of trust or other contract, agreement or instrument to which Seller is a party or to which the Shares are subject. Seller has full power, authority and legal right and has taken all action required by law or otherwise to authorize the execution and delivery of this Agreement.

Section 2.2 Title to the Shares. Seller owns of record and beneficially the Shares of the Company, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer. No person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Shares. The Company issued and the Seller obtained the Shares, pursuant to authority granted in that certain Order Appointing Custodian entered December 16, 2020 (the “Appointing Order”), by the Eighth Judicial District Court of Nevada, in and for Clark County (the “Court”), case number A-20-816621-B (the “Custodianship Action”). Additionally, an Order Barring Claims of Creditors was filed with the Court on March 31, 2021, and will be entered by the Court in the Custodianship Action on or around May 5, 2021 (the “Bar Order” and, together with the Appointing Order, the “Custodial Orders” copies of which have been supplied to the Buyer). The Seller has filed with the Court a Motion for Order Discharging the Custodianship, requesting the Court to approve and ratify the issuance of the Shares and the other actions of the Custodian (the “Closing Order”) (the Closing Order and the Custodial Orders are, together, the “Orders)”. All representations and warranties of Seller in this Agreement are expressly conditioned on the issuance and validity of the Orders. As used herein, the term “Custodian” includes the term “Receiver,” as that term might be referred to in Nevada Court proceedings.

Section 2.3 Tax Matters. The Shares are not subject to any lien arising in connection with any failure or alleged failure to pay tax. There are no pending, threatened, or proposed audits, assessments or claims from any tax authority for deficiencies, penalties, or interest with respect to Seller that would affect the Shares.

Section 2.4 Due Diligence Materials Provided. Seller has provided Buyer with true and accurate copies of all corporate books and records relating to the Company in Seller’s possession or control. In the Custodianship Action, after published notice, the Court shall enter the Bar Order on or before March __, 2021, purporting to bar claims of all creditors not timely filed with the court and accepted by the custodian, a copy of which order has been supplied to the Buyer. No creditor timely filed claims in the Custodianship Action. To the knowledge of the Seller, based upon the Bar Order, there are no liabilities of the Company, other than any liabilities to the Seller as of the Effective Date of this Agreement, which will be paid or waived at the Closing.

Section 2.5 Authorized Shares. As of the Closing (i) the total number of authorized shares of common stock of the Company shall be 75,000,000 common shares, par value $0.001 per share, of which all 75,000,000 shares shall be issued and outstanding, including the 71,260,000 Shares recently issued to the Seller.

Section 2.6 Litigation. To the knowledge of the Seller, (i) there is no claim, legal action, suit, arbitration, investigation or hearing, notice of claims or other legal, administrative or governmental proceedings pending or, to the knowledge of the Seller, threatened against the Seller or the Company that would interfere with Seller’s ability to transfer the Shares; and (ii) there is no continuing order, injunction, or decree of any court, arbitrator, or governmental or administrative authority to which the Seller or the Company is a party or to which it or any of its assets is subject.

Section 2.7 SEC Status. The Company is a Securities Exchange Act of 1933 Section 15(d) reporting issuer, and is delinquent in its SEC filings. To the knowledge of the Seller, none of the documents filed with the SEC while the Seller was a control person of the Company contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Buyer acknowledges that it is the Buyer’s responsibility to file with the SEC any delinquent reports to enable the Company to become current in its SEC filings.

Section 2.8 Trading Status. The Company trades on OTC Markets as SEC Reporting Pink, and has a valid trading symbol KTDR. The Company’s common stock is DTC-Eligible. Buyer acknowledges that brokers may wait to trade the common shares until the Company is no longer a “shell,” as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934. To the knowledge of the Seller, there is not now, nor has there been, any DTC “chill.”

Section 2.9 Financial Statements. To knowledge of the Seller, the Company’s financial statements filed with the SEC do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 2.10 Pre-Closing Requirements. Before the Closing, and as a condition to Buyer’s obligation to close the purchase of the Shares, (a) the Court will have granted the Custodian’s Motion to Bar Claims at a hearing held on March 26, 2021, (b) the Company will have elected David Lazar as sole director, at a shareholders meeting duly and properly called and held on March 29, 2021, and (c) the Company will have filed a Motion with the Court to terminate the Receivership, at a hearing scheduled for May 5, 2021; provided, however, it is not a condition of Closing that the Nevada Court grant the motion or enter the Closing Order. Seller agrees to reasonably cooperate with Buyer to provide all information in Seller’s possession required to comply with the requirements of filing a Form 8-K with the SEC, announcing the change of control, and the Nevada Courts. Buyer will pay the costs and fees associated with filing the Form 8-K with the SEC. Before the Form 8-K is filed with the SEC, Seller will provide Buyer with copies of all Quarterly Reports, if any, and other reports filed with the Court.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

As an inducement to and to obtain the reliance of Seller, Buyer represents and warrants to Seller that each of the following are true, correct, and complete as of the Effective Date and will be correct and complete as of the Closing. All references in this Agreement to “knowledge of the Buyer” shall mean the actual knowledge of Buyer and any of its officers, directors and managers.

Section 3.1 No Conflict, Authority. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the material breach of any term or provision of, or constitute an event of default under, any material debt instrument, which may include an indenture, mortgage, deed of trust or other contract, agreement or instrument to which Buyer is a party. Buyer has full power, authority and legal right and has taken all action required by law or otherwise to authorize the execution and delivery of this Agreement.

Section 3.2 Restricted Shares. Buyer acknowledges that the Shares purchased have not been registered under the Securities Act or any state securities laws, will be issued in reliance upon an exemption from the registration and prospectus delivery requirements of the Act which relate to private offerings, will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings and the Buyer must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Act and applicable state securities laws or is exempt therefrom. Buyer acknowledges that the shares shall bear restrictive legends.

Section 3.3 Buyer’s Sophistication. Buyer (i) acknowledges that the purchase of Shares involves a high degree of risk in that the Company has no current business operations or plans and may require substantial funds; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) has such knowledge and experience in finance, securities, investments, including investment in non-listed and non-registered securities, and other business matters so as to be able to protect its interests in connection with this transaction; (iv) that the sale of the Shares to Buyer is not registered with the US Securities and Exchange Commission or with the securities administrator of any state; (v) that the Shares are being sold pursuant to an exemption from such registration requirements; and (vi) the Shares are “restricted securities” that will bear a restrictive legend prohibiting their further transfer without registration or any exemption therefrom.

Section 3.4 Post-Closing Reorganization. The Buyer represents and warrants that as soon as practicable after the Closing, Buyer intends to acquire a privately-owned company (the “Target”).

Section 3.5 Due Diligence Materials Provided. Buyer acknowledges that Seller has provided Buyer with true and accurate copies of all corporate books and records relating to the Company in Seller’s possession or control. Buyer acknowledges that Seller has only recently become the controlling shareholder of the Company and has obtained control of the Company through the Custodianship Action, a court process which, by its nature, provides Seller with only very limited information regarding the Company, its history, its financial condition and any potential debts, obligations, liabilities or other claims. Buyer understands that there may be significant obligations, claims or other obligations against the Company of which the Seller is unaware that would make the Company unsuitable for the business operations therein contemplated by Buyer, and Buyer expressly assumes such risk.

Section 3.6 Brokers and Finders. The Buyer represents and warrants that he/she/it has made no agreements involving any fees of any type that relate to this Agreement and that would involve the Seller, including but not limited to broker’s fee, finder’s fees or any similar compensation arrangement.

Section 3.7 Cooperation with Seller. Buyer agrees to cooperate with Seller with respect to any filings with Nevada and the SEC to be made in compliance with this Agreement.

ARTICLE IV

CLOSING, EXCHANGE PROCEDURE AND OTHER CONSIDERATION

Section 4.1 Timing of Closing. Subject to all pre-Closing conditions having been satisfied or waived, the Closing shall take place within three business days after the latter of (a) the Seller having filed a Motion with the Nevada Court having jurisdiction over the Company’s Custodianship to terminate the Custodianship pursuant to Section 2.10 herein.

Section 4.2 Seller’s Delivery. On the Closing Date, the Seller shall deliver the following to Buyer, conditioned upon (i) all of Buyer’s representations and warranties set forth in Article III, above, shall be true and correct as of the Closing, and (ii) Buyer’s performance of its delivery obligations in section 4.3, below:

(a)	The Shares together with a stock power or other instruction required for the transfer of the Shares to Buyer. If necessary, after the sale closes the Seller shall also execute such other certificates or other documents reasonably necessary to transfer the Shares to Buyer. If the Shares are to be transferred electronically in book form, then irrevocable instructions from the Seller to the Escrow Agent and/or the Company’s transfer agent directing the transfer of the Shares to the Buyer.
(b)	Written consent from the Company’s board of directors appointing Buyer’s designee to the board of directors, effective upon entry of a Court order terminating the Custodianship Action.
(c)	Written resignation from all members of the Company’s board of directors excepting only Buyer’s designee, effective upon entry of a Court order terminating the Custodianship Action.
(d)	A written resignation from all officers of the Company, effective upon entry of a Court order terminating the Custodianship Action.
(e)	Copy of the recent Consent by which the Shares were issued to the Seller.
(f)	A written waiver and release from Seller in favor of the Company of any debt obligation owed to Seller or its affiliates.

(g)        Certified current list of common stockholders of the Company from the Transfer Agent.

(h)        All SEC, FINRA and OTC correspondence pertaining to the Company in the possession of Seller;

(i) The Company’s minute books containing the resolutions and actions by written consent of the directors and stockholders of the Company and KTDR’s other original books and records, including all financial and accounting records (including the general ledger), all banking records and other regulatory filings and filing codes in whatever media they exist, including paper and electronic media, in the possession of Seller

(j)        Copies of all pleadings in the Custodianship Action in the State of Nevada;

(k)        EDGAR filing codes of the Company; and

(l) I) A signed legal opinion from an attorney duly licensed in the State of Nevada, dated as of the date of the Closing, that all actions and Court proceedings of the Receiver as of the Closing, including how the Receiver secured control of the Company, have been accomplished in accordance with Nevada law and are in full force and effect; and (II) a draft legal opinion from the same attorney, duly licensed in the State of Nevada, to the same effect, and that the Receivership has properly been terminated by the Court in accordance with Nevada law, and are in full force and effect. The signed legal opinion described in Section 4.2(l)(II) herein will be provided promptly after the Receivership Action has been terminated by the Nevada Court.

Section 4.3 Buyer’s Delivery. On the Closing Date, Buyer shall deliver the following to Seller, conditioned upon (i) all of Seller’s representations and warranties set forth in Article II, above, shall be true and correct as of the Closing, and (ii) Buyer’s performance of its delivery obligations in section 4.2, above:

(a)	Purchase Price in immediately available good funds.
(b)	A written consent to serve on the Company’s board of directors by the Buyer’s nominee, effective upon entry of a Court order terminating the Custodianship Action, including the nominee’s mailing address.
(c)	A written consent from Buyer’s nominee to serve as the President and as other officers of the Company, effective upon Closing, including the nominee’s mailing address.
(d)	A written acceptance from Buyer’s designee to serve as the statutory resident agent for the Company, effective upon entry of a Court order terminating the Custodianship Action, together with the new registered office for the Company, which registered office shall be a street address and not a post-office box or similar mail drop service.

ARTICLE V

MISCELLANEOUS

Section 5.1 Notification of OTC Markets, FINRA, SEC, and Nevada Secretary of State. Buyer shall, not later than four (4) business days following the change of control contemplated upon the entry of a Court order terminating the Custodianship Action, take the following actions:

(a)	Notify OTC Markets, by access to the website section of www.otcmarkets.com established for this purpose, of the new address and resident agent for the Company, the new director(s) of the Company and the new officers of the Company, including its President. Buyer shall promptly pay any fees associated with this notice.
(b)	Notify FINRA corporate actions office, as required by its rules and procedures, of the change in control of the Company, the new address and resident agent for the Company, the new director(s) of the Company and the new officers of the Company, including its President, and the new controlling shareholder(s) of the Company. Buyer shall promptly pay any fees associated with this notice.
(c)	File with the United States Securities and Exchange Commission a Form 8-K, as required by its rules and procedures, disclosing the change in control of the Company, the new address and resident agent for the Company, the new director(s) of the Company and the new officers of the Company, including its President, and the new controlling shareholder(s) of the Company. Buyer shall promptly pay any fees associated with this filing.
(d)	Notify the Nevada Secretary of State, by filing an amended annual list of officers and directors and by filing a change in resident agent notification, of the new address and resident agent for the Company, the new director(s) of the Company and the new officers of the Company, including its President. Buyer shall promptly pay any fees associated with these filings.
(e)	Confirm to Seller in writing via email to Seller and by providing copies of the notices and filings provided to OTC Markets, FINRA, SEC, and the Nevada Secretary of State, that Seller has performed its obligations pursuant to Sections 5.1(a), (b) (c) and (d), above.
(f)	Should Seller fail to perform according to this Section 5.1, Seller expressly authorizes Buyer to provide the notices and filings contemplated by this Section 5.1 and Buyer agrees to promptly reimburse Seller for all expenses related thereto, including filing fees and attorney’s fees actually incurred.

Section 5.2 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by email or overnight carrier or USPS via registered mail or certified mail, postage prepaid, addressed to the addresses set forth in this Agreement or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or sent. Any party may be provided notice via email, which notice shall be effective when sent to the party at the address set forth on the signature page.

Section 5.3 Attorneys' Fees. Except as expressly provided herein, each party will be responsible for their own attorney’s fees.

Section 5.4 Confidentiality. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence (a) the existence and terms of this Agreement and the transactions contemplated hereby, and (b) all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In addition, no party shall issue any press release or other public announcement concerning this Agreement, its existence or the transactions contemplated by this Agreement, without the prior written approval of the remaining parties.

Section 5.5 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

Section 5.6 Survival; Termination; Limitation of Seller’s Liability. The representations, warranties and covenants of the respective parties shall continue through and to the Closing. In no instance shall the liability of Seller (including, without limitation its owners or managers) arising hereunder or by reason of or related to any of the transactions contemplated hereby exceed the amounts actually paid by Buyer to Seller under this Agreement.

Section 5.7 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 5.8 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 5.9 Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

Section 5.10 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

Section 5.11 Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party. This contract is between Seller and Buyer. No person or entity shall be deemed to be a third-party beneficiary of this Agreement.

Section 5.12 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

Section 5.13 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting this Agreement.

Section 5.14 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; and (b) has been or has had the opportunity to be fully apprised by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof.

Section 5.15 Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete sale contemplated by this agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.

Section 5.16 Governing Law. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with and governed by the laws of the state of Nevada applicable to agreements made and to be performed wholly within such jurisdiction and without regard to its conflicts of laws principles. Any dispute arising out of this Agreement shall be resolved in the state or federal courts sited in Clark County, Nevada to the exclusion of all other venues. The prevailing party in any such action shall be entitled to an award of costs and its reasonable attorney’s fees.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above:

Seller: Custodian Ventures LLC __/s/ David Lazar______ By: Name: David Lazar Title: CEO	Buyer: Calgary Thunder Bay, Limited By: ____/s/ Brett Lovegrove____ _______________________ Name: __Brett Lovegrove_____ Title: ___Authorized Representative___
Address of Seller for Notices: 3445 Lawrence Ave, Oceanside, New York, 11572. Email: David@activistinvestingllc.com Copy to (not constituting notice): Email:BCLARK@ClarkLG.com

Address of Buyer for Notices:

_____________________________

_____________________________

_____________________________

email: ____________________

Copy to (not constituting notice):

johnl@johnlowylaw.com